Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Air Products and Chemicals, Inc. (the "Company") on Form 10-K for the period ending 30 September 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Owings, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  13 December 2002                     /s/John R. Owings
                                      ------------------------------------
                                             John R. Owings
                                             Chief Financial Officer